5

                            INDEMNIFICATION AGREEMENT
                            -------------------------



     AGREEMENT dated August 10,1999, between NEW BRUNSWICK SCIENTIFIC CO., INC., a New Jersey corporation (the "Corporation") and Kenneth Freedman (the "Director").
     WHEREAS, the Director is a member of the board of directors of the Corporation and an officer of the Corporation; and
     WHEREAS, proceedings based upon the Director's performance of his duties may be brought from time to time against or involving him; and
     WHEREAS, the Corporation recognizes that the threat of such proceedings might inhibit the Director in his performance of his duties and/or cause the Director to cease serving as a director of the Corporation; and
     WHEREAS, to reduce any such inhibition, the Corporation wishes to indemnify the Director against liabilities he may incur as a result of certain proceedings, as well as expenses he may incur in his defense in such proceedings; and
     WHEREAS, in certain proceedings involving claims relating to the Employee Retirement Income Security Act of 1974, as amended, Federal law may apply to limit the permissible scope of indemnification; and
     NOW, THEREFORE, the parties hereto, for valuable consideration, incident to the Director's service to, and to induce the continued service of the Director to the Corporation, agree as follows:

                                    ARTICLE I
                                    ---------
                                   DEFINITIONS
                                   -----------
     1.1     Proceeding.  "Proceeding"  shall  mean  any  pending, threatened or
             ----------
completed civil, criminal, administrative or arbitrative action, suit or proceeding, any appeal from any such action, suit or proceeding, and any inquiry or investigation which could lead to any such action, suit or proceeding.
     1.2     Expenses.     "Expenses" shall mean reasonable costs, disbursements
             --------
and  counsel  fees.
     1.3     Liabilities.  "Liabilities"  shall mean amounts paid or incurred in
             -----------
satisfaction  or  settlements,  judgments,  fines  and  penalties.
     1.4     Derivative Suit.  "Derivative Suit" shall mean a Proceeding against
             ---------------
the Director brought by or in the right of the Corporation, which involves the Director by reason of his being or having been a director, officer or agent of the Corporation or a subsidiary thereof.
     1.5     Breach  Of  The  Director's  Duty  of  Loyalty.  "Breach  Of  The
             ----------------------------------------------
Director's Duty Of Loyalty" shall mean an act or omission which that person knows or believes to be contrary to the best interests of the Corporation or its Shareholders in connection with a matter in which he has a material conflict of interest.
     1.6     ERISA  Suit.  "ERISA  Suit"  shall  mean  a  proceeding against the
             -----------
Director brought by or on behalf of a participant(s) or beneficiary of any employee welfare or pension benefit plan by reason of his being or having been a Trustee or fiduciary of such plan, or by reason of his actions with respect to the plan which he has taken in his capacity as a Director.

                                   ARTICLE II
                                   ----------
                                 INDEMNIFICATION
                                 ---------------
     2.1     Personal Liability.  The Director shall not be personally liable to
             ------------------
the Corporation or its stockholders for damages for breach of any duty owed to the Corporation or its stockholders unless such breach of duty is based upon an act or omission (a) in Breach Of The

Director's  Duty  Of Loyalty to the
Corporation or its stockholders; (b) not in good faith or involving a knowing violation of law; or (c) resulting in receipt by the Director of an improper personal benefit.
     2.2     Expenses.  Unless  otherwise  expressly  prohibited  by  law,  the
             --------
Corporation shall indemnify the Director against his Expenses and all Liabilities in connection with any Proceeding involving the Director, including a proceeding by or in the right of the Corporation, unless such breach of duty is based upon an act or omission (a) in Breach Of The Director's Duty Of Loyalty to the Corporation or its stockholders; (b) not in good faith or involving a knowing violation of law; or (c) resulting in receipt by the Director of an improper personal benefit.
     2.3     Advancement  of  Expenses.  The  Corporation  shall  advance or pay
             -------------------------
those Expenses incurred by the Director in a Proceeding as and when incurred, provided, however, that the Director shall, as a condition to receipt of such
  ------   -------
advances, undertake to repay all amounts advanced if it shall finally be adjudicated that the breach of duty by the Director was based on an act or omission (a) in Breach Of The Director's Duty Of Loyalty to the Corporation or its stockholders; (b) not in good faith or involving a knowing violation of the law; or (c) resulting in receipt of an improper personal benefit.


                                   ARTICLE III
                                   -----------
                         INDEMNIFICATION FOR ERISA SUITS
                         -------------------------------
     3.1     Indemnification.  The  Corporation  shall,  to  the  extent
             ---------------
indemnification is not available to the Director under Article II of this Agreement, indemnify the Director against any and all Liabilities and Expenses which he may incur in connection with any ERISA Suit, if:
          (a)     he  acted  in  good  faith,  and
          (b) in a manner which did not constitute a breach of fiduciary obligations as defined by the Employee Retirement Income Security Act, 29 U.S.C. 1101-1114.

     3.2     No  Presumption.  The  termination  of any proceeding in connection
             ---------------
with any ERISA Suit by judgment, order or settlement should not of itself create a presumption that the Director did not meet the applicable standards of conduct set forth in subparagraphs (a) and (b) above.
     3.3     Determination.  Any  determination  concerning whether the Director
             -------------
met the standards of conduct set forth in subparagraphs 3.1(a) and (b) above shall be made:
          (a) by the Board of Directors of the Corporation or a committee thereof acting by a majority vote of a quorum consisting of directors who were not parties to or otherwise involved in the proceeding; or
          (b) by the Shareholders, if provided by the Certificate of Incorporation, the by-laws of the Corporation, or a resolution of either the Board of Directors or the Shareholders of the Corporation; or
          (c) by independent legal counsel in a written opinion, if a quorum of the Board of Directors cannot be obtained, or if a quorum of the Board of Directors or a committee thereof by a majority vote of the disinterested directors so directs. Such counsel shall be designated by the Board of Directors.

                                   ARTICLE IV
                                   ----------
                                  MISCELLANEOUS
                                  -------------
     4.1     Agreement  Effective  Despite  Service  Prior to Effective Date and
             -------------------------------------------------------------------
After Termination of Director.  This Agreement shall be effective without regard
   --------------------------
to the service of the Director as a Director of the Corporation prior to the date hereof and this Agreement shall remain effective notwithstanding the removal, resignation, death or other termination of the Director from any position with the Corporation.
     4.2     Binding  Effect  Upon  Successors  of  Corporation.  This Agreement
             --------------------------------------------------
shall  bind  the  Corporation,  its  successors  and  assigns.

     4.3     Insurance.  The  Corporation,  at its sole discretion, may purchase
             ---------
and  maintain  insurance  on  behalf  of  the  Director.
     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ATTEST:                         NEW  BRUNSWICK  SCIENTIFIC  CO.,  INC.



______________________               By:_______________________________________



                                       ________________________________________

                                                                               5

                            INDEMNIFICATION AGREEMENT
                            -------------------------



     AGREEMENT dated August 10,1999, between NEW BRUNSWICK SCIENTIFIC CO., INC., a New Jersey corporation (the "Corporation") and Peter Schkeeper (the "Director").
     WHEREAS, the Director is a member of the board of directors of the Corporation and an officer of the Corporation; and
     WHEREAS, proceedings based upon the Director's performance of his duties may be brought from time to time against or involving him; and
     WHEREAS, the Corporation recognizes that the threat of such proceedings might inhibit the Director in his performance of his duties and/or cause the Director to cease serving as a director of the Corporation; and
     WHEREAS, to reduce any such inhibition, the Corporation wishes to indemnify the Director against liabilities he may incur as a result of certain proceedings, as well as expenses he may incur in his defense in such proceedings; and
     WHEREAS, in certain proceedings involving claims relating to the Employee Retirement Income Security Act of 1974, as amended, Federal law may apply to limit the permissible scope of indemnification; and
     NOW, THEREFORE, the parties hereto, for valuable consideration, incident to the Director's service to, and to induce the continued service of the Director to the Corporation, agree as follows:

                                    ARTICLE I
                                    ---------
                                   DEFINITIONS
                                   -----------
     1.1     Proceeding.  "Proceeding"  shall  mean  any  pending, threatened or
             ----------
completed civil, criminal, administrative or arbitrative action, suit or proceeding, any appeal from any such action, suit or proceeding, and any inquiry or investigation which could lead to any such action, suit or proceeding.
     1.2     Expenses.     "Expenses" shall mean reasonable costs, disbursements
             --------
and  counsel  fees.
     1.3     Liabilities.  "Liabilities"  shall mean amounts paid or incurred in
             -----------
satisfaction  or  settlements,  judgments,  fines  and  penalties.
     1.4     Derivative Suit.  "Derivative Suit" shall mean a Proceeding against
             ---------------
the Director brought by or in the right of the Corporation, which involves the Director by reason of his being or having been a director, officer or agent of the Corporation or a subsidiary thereof.
     1.5     Breach  Of  The  Director's  Duty  of  Loyalty.  "Breach  Of  The
             ----------------------------------------------
Director's Duty Of Loyalty" shall mean an act or omission which that person knows or believes to be contrary to the best interests of the Corporation or its Shareholders in connection with a matter in which he has a material conflict of interest.
     1.6     ERISA  Suit.  "ERISA  Suit"  shall  mean  a  proceeding against the
             -----------
Director brought by or on behalf of a participant(s) or beneficiary of any employee welfare or pension benefit plan by reason of his being or having been a Trustee or fiduciary of such plan, or by reason of his actions with respect to the plan which he has taken in his capacity as a Director.

                                   ARTICLE II
                                   ----------
                                 INDEMNIFICATION
                                 ---------------
     2.1     Personal Liability.  The Director shall not be personally liable to
             ------------------
the Corporation or its stockholders for damages for breach of any duty owed to the Corporation or its stockholders unless such breach of duty is based upon an act or omission (a) in Breach Of The

Director's  Duty  Of Loyalty to the
Corporation or its stockholders; (b) not in good faith or involving a knowing violation of law; or (c) resulting in receipt by the Director of an improper personal benefit.
     2.2     Expenses.  Unless  otherwise  expressly  prohibited  by  law,  the
             --------
Corporation shall indemnify the Director against his Expenses and all Liabilities in connection with any Proceeding involving the Director, including a proceeding by or in the right of the Corporation, unless such breach of duty is based upon an act or omission (a) in Breach Of The Director's Duty Of Loyalty to the Corporation or its stockholders; (b) not in good faith or involving a knowing violation of law; or (c) resulting in receipt by the Director of an improper personal benefit.
     2.3     Advancement  of  Expenses.  The  Corporation  shall  advance or pay
             -------------------------
those Expenses incurred by the Director in a Proceeding as and when incurred, provided, however, that the Director shall, as a condition to receipt of such
  ------   -------
advances, undertake to repay all amounts advanced if it shall finally be adjudicated that the breach of duty by the Director was based on an act or omission (a) in Breach Of The Director's Duty Of Loyalty to the Corporation or its stockholders; (b) not in good faith or involving a knowing violation of the law; or (c) resulting in receipt of an improper personal benefit.


                                   ARTICLE III
                                   -----------
                         INDEMNIFICATION FOR ERISA SUITS
                         -------------------------------
     3.1     Indemnification.  The  Corporation  shall,  to  the  extent
             ---------------
indemnification is not available to the Director under Article II of this Agreement, indemnify the Director against any and all Liabilities and Expenses which he may incur in connection with any ERISA Suit, if:
          (a)     he  acted  in  good  faith,  and
          (b) in a manner which did not constitute a breach of fiduciary obligations as defined by the Employee Retirement Income Security Act, 29 U.S.C. 1101-1114.

     3.2     No  Presumption.  The  termination  of any proceeding in connection
             ---------------
with any ERISA Suit by judgment, order or settlement should not of itself create a presumption that the Director did not meet the applicable standards of conduct set forth in subparagraphs (a) and (b) above.
     3.3     Determination.  Any  determination  concerning whether the Director
             -------------
met the standards of conduct set forth in subparagraphs 3.1(a) and (b) above shall be made:
          (a) by the Board of Directors of the Corporation or a committee thereof acting by a majority vote of a quorum consisting of directors who were not parties to or otherwise involved in the proceeding; or
          (b) by the Shareholders, if provided by the Certificate of Incorporation, the by-laws of the Corporation, or a resolution of either the Board of Directors or the Shareholders of the Corporation; or
          (c) by independent legal counsel in a written opinion, if a quorum of the Board of Directors cannot be obtained, or if a quorum of the Board of Directors or a committee thereof by a majority vote of the disinterested directors so directs. Such counsel shall be designated by the Board of Directors.

                                   ARTICLE IV
                                   ----------
                                  MISCELLANEOUS
                                  -------------
     4.1     Agreement  Effective  Despite  Service  Prior to Effective Date and
             -------------------------------------------------------------------
After Termination of Director.  This Agreement shall be effective without regard
   --------------------------
to the service of the Director as a Director of the Corporation prior to the date hereof and this Agreement shall remain effective notwithstanding the removal, resignation, death or other termination of the Director from any position with the Corporation.
     4.2     Binding  Effect  Upon  Successors  of  Corporation.  This Agreement
             --------------------------------------------------
shall  bind  the  Corporation,  its  successors  and  assigns.

     4.3     Insurance.  The  Corporation,  at its sole discretion, may purchase
             ---------
and  maintain  insurance  on  behalf  of  the  Director.
     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ATTEST:                         NEW  BRUNSWICK  SCIENTIFIC  CO.,  INC.



______________________               By:_______________________________________



                                       ________________________________________